Morgan Stanley Financials Conference June 12, 2013 0 Exhibit 99.1

Forward-Looking Statements and Non-GAAP
Financial Measures

This document contains forward-looking statements, including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of
1995. Such forward-looking statements include, but are not limited to, statements concerning Walter Investment's plans, beliefs, objectives, expectations and intentions and other statements that are not historical or current facts. Forward-looking statements are based on Walter Investment's current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. In addition, these statements are based on a number of assumptions that are subject to change.  Accordingly, actual results may be materially higher or lower than those projected. The inclusion of such projections herein should not be regarded as a representation by Walter Investment that the projections will prove to be correct.
This document speaks only as of this date. Walter Investment disclaims any duty to update the information herein except as otherwise required by law.
Factors that could cause Walter Investment's results to differ materially from current expectations or affect the Company’s ability to achieve anticipated core earnings and EBITDA include, but are not limited to:
• Regulatory changes and changes in delinquency and default rates that could adversely affect the costs of our businesses such that they are higher than expected;
•
Prepayment speeds, delinquency and default rates of the portfolios we service;
• Our inability to achieve anticipated incentive fees, which are subject to certain factors beyond the Company’s control and which are difficult to estimate with any degree of certainty in advance;
• The achievement of anticipated volumes and margins from the origination of both forward and reverse mortgages, which can be affected by multiple factors, many of which are beyond our control;
• Assumptions with regard to the HARP eligible population of the portfolios we service, customer take up rates, our recapture rates, the origination margins for
HARP refinancing and anticipated changes to the HARP program which may increase competition;
• Assumptions with regard to contributions from originations are also subject to the integration of the ResCap origination and capital markets platforms, and the organizational structure, capital requirements and performance of the business after the acquisition;
•
The closing of various business and asset acquisitions on schedule, and the addition of new business in 2013;
• The timely and efficient transfer of assets acquired to the Company’s platforms and the efficient integration of the acquired businesses, including achievement of synergies related thereto;
• The accuracy of our expectations regarding the value of, and contributions from, acquired MSRs, related intangibles and other assets, including the accuracy of our assumptions as to the performance of the assets we acquire, which are subject to and affected by many factors, some of which are beyond our control, and could differ materially from our estimates;
• Errors in our financial models or changes in assumptions could result in our estimates and expectations being materially inaccurate which may adversely affect our earnings;
•
The effects of competition on our existing and potential future business;
•
Our ability to service our existing or future indebtedness;
•
Other factors that may affect the Company’s earnings or costs; and
• Other factors relating to our business in general as detailed in Walter Investment's 2012 Annual Report on Form 10-K and other periodic reports filed with the
U.S. Securities and Exchange Commission.
To supplement Walter Investment’s consolidated financial statements prepared in accordance with GAAP and to better reflect period-over-period comparisons,
Walter Investment uses non-GAAP financial measures of performance, financial position, or cash flows that either exclude or include amounts that are not normally excluded or included in the most directly comparable measure, calculated and presented in accordance with GAAP. Non-GAAP financial measures do not replace and are not superior to the presentation of GAAP financial results, but are provided to (i) measure the Company’s financial performance excluding depreciation and amortization costs, corporate and MSR facility interest expense, transaction and merger integration-related costs, certain other non-cash adjustments, the net impact of the consolidated Non-Residual Trust VIEs and certain other items including, but not limited to pro-forma synergies, (ii) provide investors a means of evaluating our core operating performance and (iii) improve overall understanding of Walter Investment’s current financial performance and its prospects for the future.
Specifically, Walter Investment believes the non-GAAP financial results provide useful information to both management and investors regarding certain additional financial and business trends relating to financial condition, operating results and cash flows. In addition, management uses these measures for reviewing financial results and evaluating financial performance and cash flows. The non-GAAP adjustments for all periods presented are based upon information and assumptions available as of the date of this presentation. Reconciliations can be found in the Appendix to this presentation.

WAC - Continued Strong Performance & Execution

Significant Growth in UPB Serviced
Core EPS
(1)
Includes both forward and reverse servicing portfolios
$86
$90
$215
$-
$50
$100
$150
$200
$250
Q1 2012 Q4 2012 Q1 2013
$0.71
$0.64
$1.50
$-
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
$1.60
Q1 2012 Q4 2012 Q1 2013
(1)
Walter continues to execute against its strategic plan with strong momentum and record results.
Record Q1 financial results = $140 MN AEBITDA, $27.7 MN GAAP Net Income, $1.50 Core EPS
Bank of America and ResCap MSRs now fully boarded and contributing strongly to earnings
ResCap Originations platform acquired January 31 has ramped quickly in volumes and profits
Reverse Mortgage and other ancillary businesses are making solid contributions in our diversified mortgage services business model

Sector Fundamentals Continue to Strongly Favor WAC
2013 2018 2017 2016 2015 2014 and Beyond
2010 2015 2014 2013 2012 2011 2016

Over $1 trillion of servicing still expected to transfer over the next several years for all the reasons previously cited
•
•
Regulatory and compliance issues are still critical success factors
•
Barriers to entry are significant
Current servicing pipeline* of over $300 billion remains strong
Fundamental financial and operational performance is great
•
Highly profitable, value-added servicing model
•
FNMA Four Star servicer rating
•
HARP opportunity, valuable originations platform, and other diverse fee-based ancillary businesses
Other sector and company-specific developments are also strong positives for WAC
•
HARP and HAMP extensions
•
ResCap MSR added to FNMA incentive program
•
Capital availability increasing while cost decreases; near term execution on external capital vehicle expected
* “Pipeline” refers to opportunities or potential opportunities in the market for products within our strategic profile that we have identified as targets to add to our servicing portfolio through either the acquisition of MSR or sub-servicing contracts.  In each case we have contacted the seller or its representative to register our interest, or are currently engaged in discussions or negotiations directly with the seller or its representative. The status of “pipeline opportunities” varies from early stage contact through exclusive negotiations.  There can be no guarantee that any of the opportunities in our pipeline will result in purchases or contracts added by the Company.
Market Disruption Phase
2007 - 2013
Aggregation Phase
2010 - 2016
Transition Phase
2013 and Beyond
Depositories
are committed to outsourcing “non-core” customers and activities

Servicing

- Highly profitable servicing platform (pre-tax core earnings = 15 bps of average UPB in Q1)
- Stable, recurring contractual servicing fees
- Value-added model generates significant incentive and performance-based fees
- BofA and ResCap MSR acquisitions already contributing strongly to profitability
- FNMA Four Star servicer rating indicative of high-quality platform

Originations

- Quick ramp in volumes and earnings since January 31 acquisition date
- Consumer Lending application volumes:
  - $0.3 BN in Q4 2012, $2.2 BN in Q1 2013, $3.9 BN in April & May 2013
- Consumer Lending fundings:
  - $0.1 BN in Q4 2012, $0.4 BN in Q1 2013, $2.0 BN in April & May 2013
- Steadily improving recapture performance
- HARP extension provides additional opportunity for 2014 & 2015

Reverse

- Strong Q1 origination volumes & margins
- $20 MN AEBITDA contribution in Q1
- Transitioning from fixed rate to adjustable rate product in Q2
- Regulatory scrutiny and changes are beneficial to long-term prospects of sector
- Demographics continue to favor long-term growth of the product

Walter INVESTMENT MANAGEMENT CORP.

Continued Strong Performance of Core Businesses 4 Positioned well to continue capitalizing on the robust opportunities across the specialty mortgage sector

2013E
10.4x
6.8x
10
8
6
4
2
0
WAC
Peer Group (2)

2014E
7.7x
5.8x
10
8
6
4
2
0
WAC
Peer Group(2)

WAC Trading at a Significant Discount to Peers Despite
Track Record, Performance and Positioning

2013E & 2014E P/E Multiples
(1)
Walter is well positioned to take advantage of the market opportunity and deliver significant value to shareholders
Demonstrated ability to find value as the sector evolves
Large BofA and ResCap MSR transfers completed; pipeline remains solid
Originations ramp is strong and profitable
Upward interest rate movements factored into guidance
Upside in recapture rates
Reverse and Ancillary businesses performing well; diversified fee-based revenue streams
Servicing segment performance is strong and growing
(1)
Multiples for 2013 and 2014 EPS are composite estimates obtained from First Call as of 6/10/2013. The Company has not and does not confirm or endorse the estimates reflected herein.
(2)
Peer group consists of OCN, NSM and PHH.

Focus on Sustainable, Profitable Growth

WAC is highly focused on delivering significant returns to shareholders
Solid Financial
Fundamentals
Cyclical and Secular
Industry Shift
Strong Pipeline
Differentiated
Operating Model
• Strong Q1 2013 results
• Strong margins across business lines
• Significant leverage to results in 2013 and 2014 on acquired business
• Wave of transfers to specialty servicers still occurring
• Regulatory, capital, operational, and compliance issues all remain catalysts for servicing transfers
• Secular shift continues, driving sustainability and growth
• Robust active pipeline of $300 billion
• Establishing new client relationships
• Platform delivers value-added benefits to credit owners
• Ancillary businesses (ARM, Insurance) deliver additional value and drive increased revenue
• Addition of Reverse Mortgage and Originations businesses  further diversify revenue streams
• High level of compliance drives preferred partner status

Appendix

Reconciliation of GAAP Income Before Income
Taxes to Non-GAAP Core Earnings
($ in millions, except per share amounts)

For the Three Months Ended For the Three Months Ended For the Three Months Ended
Core Earnings
March 31, 2012 December 31, 2012 March 31, 2013
Income/(loss) before income taxes 8.3 $                                                  (55.1) $                                               46.5 $
Add back:
Step-up depreciation and amortization
10.1                                                   10.9                                                   12.9
Step-up amortization of sub-servicing contracts
10.1                                                   9.5                                                     8.1
Non-cash fair value adjustments
-                                                       2.6                                                     3.5
Non-cash interest expense
1.1                                                     4.2                                                     3.0
Share-based compensation expense
4.7                                                     3.0                                                     2.7
Transaction and integration costs
1.4                                                     9.2                                                     16.3
Net impact of Non-Residual Trusts
(3.0)                                                    3.3                                                     (0.5)
Losses on extinguishment of debt
-                                                       48.6                                                   -
Other
0.5                                                     0.1                                                     0.1
Pre-tax core earnings
33.2 $                                                36.3 $                                                92.6 $
After-tax core earnings
20.6 $                                                22.5 $                                                56.5 $
Shares Outstanding 29.0                                                   34.9                                                   37.6
Core EPS 0.71 $                                                0.64 $                                                1.50 $
Please refer to the introductory slides of this presentation, as well as additional disclosures in our March 31, 2013 Form 10-Q and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.